                                                                    EXHIBIT 99.1

[CENTERPOINT ENERGY LOGO]                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 712.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500


FOR IMMEDIATE RELEASE                                                Page 1 of 4
--------------------------------------------------------------------------------

          CENTERPOINT ENERGY REPORTS SOLID FIRST QUARTER 2004 EARNINGS

      HOUSTON, TX - APRIL 22, 2004 - CenterPoint Energy, Inc. (NYSE: CNP) today reported net income of $74 million, or $0.24 per diluted share, for the first quarter of 2004 compared to $81 million, or $0.27 per diluted share, for the first quarter of 2003 before discontinued operations and the effect of an accounting change in that period.

      Net income for the first quarter of 2003 was $168 million, or $0.56 per diluted share including a gain of $80 million ($0.27 per diluted share) relating to the implementation of Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations", and a $7 million ($0.02 per diluted share) gain from discontinued operations, primarily as a result of the sale of a cogeneration facility in Argentina.

      "I'm pleased to report solid financial results for our first quarter of 2004. These results reflect continued improvements in our core operating units combined with a significant profit contribution from Texas Genco," said David McClanahan, president and chief executive officer of CenterPoint Energy. "Our businesses continue to focus on implementing their strategies and enhancing productivity, while we seek a buyer for our 81 percent interest in Texas Genco and complete the process of determining and recovering stranded investment and other true-up amounts."

FIRST QUARTER 2004 HIGHLIGHTS

The company's results for the first quarter of 2004 compared to the same period of 2003 benefited from:

      o     improved operating income from Texas Genco of $107 million

      o continued customer growth, with the addition of almost 87,000 metered electric and gas customers

      o     a decrease in interest expense of $33 million

The company's results for the first quarter of 2004 compared to the same period of 2003 were negatively impacted by:

      o     the termination of revenues related to Excess Cost Over Market
            (ECOM) as of January 1, 2004 compared to ECOM revenues of $132 million recorded in the first quarter of 2003

      o     milder weather in 2004, impacting the quarter by $16 million

      o a charge of $8 million related to staff reductions in the natural gas distribution business

                                           - more -

[CENTERPOINT ENERGY LOGO]                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 712.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500


FOR IMMEDIATE RELEASE                                                Page 2 of 4
--------------------------------------------------------------------------------


In addition, cash flow from operations improved substantially in the first quarter of 2004 compared to the same period of 2003.

In the first quarter of 2004, CenterPoint Energy reduced its borrowing costs and enhanced financial flexibility and liquidity by:

      o redeeming $250 million of higher cost trust preferred securities with proceeds from securities sold in late 2003

      o refinancing higher cost pollution control bonds totaling approximately $229 million

      o replacing a $100 million receivables facility with a $250 million receivables facility at the company's natural gas and pipeline and gathering subsidiary, CenterPoint Energy Resources Corp. (CERC)

      o replacing a one-year $200 million revolving credit facility at CERC with a three-year $250 million facility

On March 31, 2004, the company filed its true-up application with the Public Utility Commission of Texas (PUC) for $3.8 billion, excluding interest, marking one of the final steps in the implementation of the Texas electric restructuring law. In this application the company is seeking to recover its stranded investment and other true-up amounts in accordance with the statute that was enacted in 1999.

OPERATING INCOME BY SEGMENT DETAILED

ELECTRIC TRANSMISSION & DISTRIBUTION

      The electric transmission & distribution segment reported operating income of $85 million in the first quarter of 2004, consisting of $75 million for the regulated transmission and distribution utility (TDU) and $10 million for the transition bond company, which is an amount sufficient to pay interest on the transition bonds. Operating income for the same period of 2003 totaled $206 million, consisting of $64 million for the TDU, $10 million for the transition bond company and $132 million of non-cash income associated with ECOM. ECOM is recoverable under the Texas electric restructuring law and is included in the company's recently filed true-up application. ECOM is the difference between the market prices received in 2002 and 2003 by its affiliated power generation company in the PUC mandated auctions and the projections for the same periods made previously by the PUC. Beginning in 2004, there is no ECOM contribution to earnings.

                                    - more -

[CENTERPOINT ENERGY LOGO]                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 712.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500


FOR IMMEDIATE RELEASE                                                Page 3 of 4
--------------------------------------------------------------------------------

      The TDU continues to benefit from solid customer growth. Revenues increased in the first quarter of 2004 compared to the same period of 2003 from the addition of 48,000 metered customers since March 2003. This revenue increase was partially offset by milder weather. Higher transmission payments to transmission providers were more than offset by reductions in other operation and maintenance expenses.

ELECTRIC GENERATION

      Texas Genco reported operating income of $90 million for the first quarter of 2004, compared to an operating loss of $17 million for the same period of 2003. Revenues continued to benefit from increased prices for baseload products due primarily to strong wholesale electricity prices. Operation and maintenance expenses for the first quarter of 2004 were lower than the prior year. The first quarter of 2004 had lower expenses associated with planned and unplanned outages compared with the same quarter of 2003.

 NATURAL GAS DISTRIBUTION

      The natural gas distribution segment reported operating income of $117 million for the first quarter of 2004 compared to $129 million for the same period of 2003. Continued customer growth, with the addition of over 38,000 customers since March 2003, and higher revenues of $3 million from rate increases were more than offset by milder weather ($10 million) and reduced contribution from the company's competitive commercial and industrial sales business. The quarter also included an $8 million charge for staff reductions related to process improvements, which will benefit future periods. Excluding this charge, operation and maintenance expenses were down by $7 million.

PIPELINES AND GATHERING

      The pipelines and gathering segment reported operating income of $45 million for the first quarter of 2004 compared to $43 million for the same period of 2003. The improvement is primarily due to an increase in throughput and enhanced services related to our gas gathering operations. Operation and maintenance expenses increased primarily due to spending related to pipeline integrity and higher employee-related costs.

OTHER OPERATIONS

      The company's other operations reported an operating loss of $2 million for the first quarter of 2004. Operating income for the same period of 2003 was zero.

                                    - more -

[CENTERPOINT ENERGY LOGO]                           For more information contact
                                                    MEDIA:
                                                    LETICIA LOWE
                                                    Phone 712.207.7702
                                                    INVESTORS:
                                                    MARIANNE PAULSEN
                                                    Phone 713.207.6500


FOR IMMEDIATE RELEASE                                                Page 4 of 4
--------------------------------------------------------------------------------

WEBCAST OF EARNINGS CONFERENCE CALL

      CenterPoint Energy's management will host an earnings conference call on Thursday, April 22, 2004, at 10:30 a.m. Central time. Interested parties may listen to a live, audio broadcast of the conference call at www.CenterPointEnergy.com/investors/events. A replay of the call can be accessed approximately two hours after the completion of the call, and will be archived on the web site for at least one year.

      The management of Texas Genco, the company's 81 percent-owned subsidiary, will host an earnings conference call on Thursday, April 22, 2004, at 9 a.m. Central time. Interested parties may listen to a live, audio broadcast of the conference call at www.txgenco.com/investor.html. A replay of the call can be accessed approximately two hours after the completion of the call, and will be archived on the Web site for at least one year.

      CenterPoint Energy, Inc., headquartered in Houston, Texas, is a domestic energy delivery company that includes electric transmission & distribution, natural gas distribution and sales, interstate pipeline and gathering operations, and more than 14,000 megawatts of power generation in Texas, of which nearly 3,000 megawatts are currently in mothball status. The company serves nearly five million metered customers primarily in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma, and Texas. Assets total over $21 billion. With more than 11,000 employees, CenterPoint Energy and its predecessor companies have been in business for more than 130 years. For more information, visit the Web site at www.CenterPointEnergy.com.

                                      *****

      This news release includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this news release regarding future financial performance and results of operations and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and impact of future regulatory and legislative decisions, effects of competition, weather variations, changes in CenterPoint Energy's or its subsidiaries' business plans, financial market conditions, the timing and extent of changes in commodity prices, particularly natural gas, the impact of unplanned facility outages and other factors discussed in CenterPoint Energy's and its subsidiaries' Form 10-Ks for the period ended December 31, 2003 and other filings with the Securities and Exchange Commission.

                                     - ### -

          CenterPoint Energy, Inc. and Subsidiaries
              Statements of Consolidated Income
                   (Thousands of Dollars)
                         (Unaudited)

                                                                            Quarter Ended March 31,
                                                                      ----------------------------------
                                                                          2004                 2003
                                                                      -------------        -------------
Revenues:
  Electric Transmission & Distribution                                $     329,150        $     447,403
  Electric Generation                                                       439,129              358,587
  Natural Gas Distribution                                                2,131,332            2,044,751
  Pipelines and Gathering                                                   102,403              109,108
  Other Operations                                                            2,889                8,930
  Eliminations                                                              (45,716)             (68,611)
                                                                      -------------        -------------
    Total                                                                 2,959,187            2,900,168
                                                                      -------------        -------------

Expenses:
  Fuel and cost of gas sold                                               1,942,258            1,859,145
  Purchased power                                                             8,270               11,994
  Operation and maintenance                                                 410,612              412,876
  Depreciation and amortization                                             156,587              152,282
  Taxes other than income taxes                                             106,245              102,844
                                                                      -------------        -------------
    Total                                                                 2,623,972            2,539,141
                                                                      -------------        -------------
Operating Income                                                            335,215              361,027
                                                                      -------------        -------------

Other Income (Expense) :
  Loss on Time Warner investment                                            (24,453)             (48,474)
  Gain on indexed debt securities                                            27,014               42,703
  Interest and other finance charges                                       (194,752)            (228,044)
  Interest on transition bonds                                               (9,674)              (9,848)
  Other - net                                                                 1,824                3,159
                                                                      -------------        -------------
    Total                                                                  (200,041)            (240,504)
                                                                      -------------        -------------

Income from Continuing Operations Before
  Income Taxes, Minority Interest and
  Cumulative Effect of Accounting Change                                    135,174              120,523

Income Tax Expense                                                          (49,997)             (41,109)
Minority Interest                                                           (11,590)               2,066
                                                                      -------------        -------------

Income from Continuing Operations Before
  Cumulative Effect of Accounting Change                                     73,587               81,480

Discontinued Operations:
  Loss from Other Operations, net of tax                                          -                 (462)
  Gain on disposal of Other Operations, net of tax                                -                7,342
                                                                      -------------        -------------
    Total                                                                         -                6,880
                                                                      -------------        -------------

Cumulative Effect of Accounting Change, net of
  minority interest and tax                                                       -               80,072
                                                                      -------------        -------------
Net Income Attributable to Common Shareholders                        $      73,587        $     168,432
                                                                      =============        =============


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

           CenterPoint Energy, Inc. and Subsidiaries
      Selected Data From Statements of Consolidated Income
        (Thousands of Dollars, Except Per Share Amounts)
                          (Unaudited)

                                                                      Quarter Ended
                                                                         March 31,
                                                                  ----------------------
                                                                     2004         2003
                                                                  ---------    ---------
Basic Earnings Per Common Share:
  Income from Continuing Operations before
    Cumulative Effect of Accounting Change                        $    0.24    $    0.27
  Discontinued Operations:
    Loss from Other Operations, net of tax                             --           --
    Gain on Disposal of Other Operations, net of tax                   --           0.02
  Cumulative Effect of Accounting Change, net of
    minority interest and tax                                          --           0.27
                                                                  ---------    ---------
  Net Income Attributable to Common Shareholders                  $    0.24    $    0.56
                                                                  =========    =========

Diluted Earnings Per Common Share:
  Income from Continuing Operations before
    before Cumulative Effect of Accounting Change                 $    0.24    $    0.27
  Discontinued Operations:
    Loss from Other Operations, net of tax                             --           --
    Gain on Disposal of Other Operations, net of tax                   --           0.02
  Cumulative Effect of Accounting Change, net of
    minority interest and tax                                          --           0.27
                                                                  ---------    ---------
  Net Income Attributable to Common Shareholders                  $    0.24    $    0.56
                                                                  =========    =========

Dividends Declared per Common Share                               $    0.10    $    0.10

  Weighted Average Common Shares Outstanding (000):
    - Basic                                                         306,012      301,664
    - Diluted                                                       308,151      303,278


OPERATING INCOME (LOSS) BY SEGMENT

  Electric Transmission & Distribution:
    Transmission & Distribution Operations                        $  75,285    $  63,894
    Transition Bond Company                                           9,608        9,744
    ECOM True-up                                                       --        131,963
                                                                  ---------    ---------
       Total Electric Transmission & Distribution                    84,893      205,601
  Electric Generation                                                90,592      (17,116)
  Natural Gas Distribution                                          116,611      129,561
  Pipelines and Gathering                                            44,856       42,893
  Other Operations                                                   (1,737)          88
                                                                  ---------    ---------

  Total                                                           $ 335,215    $ 361,027
                                                                  =========    =========


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

       CenterPoint Energy, Inc. and Subsidiaries
            Results of Operations by Segment
                 (Millions of Dollars)
                      (Unaudited)


                                                                    ELECTRIC TRANSMISSION & DISTRIBUTION
                                                               ----------------------------------------------
                                                                        Quarter Ended
                                                                           March 31,
                                                               ------------------------------       % Diff
                                                                    2004             2003         Fav/(Unfav)
                                                               -------------    -------------     -----------
RESULTS OF OPERATIONS:
Revenues:
  Electric revenues                                            $         314    $         303          4%
  ECOM revenues                                                            -              132          -
  Transition bond revenues                                                15               13         15%
                                                               -------------    -------------
    Total Revenues                                                       329              448        (27%)
                                                               -------------    -------------
Expenses:
  Operation and maintenance                                              132              133          1%
  Depreciation and amortization                                           60               62          3%
  Taxes other than income taxes                                           47               44         (7%)
  Transition bond expenses                                                 5                3        (67%)
                                                               -------------    -------------
    Total                                                                244              242         (1%)
                                                               -------------    -------------
Operating Income                                               $          85    $         206        (59%)
                                                               =============    =============



ELECTRIC TRANSMISSION & DISTRIBUTION                                    Quarter Ended
OPERATING DATA:                                                           March 31,
                                                               ------------------------------
ACTUAL MWH DELIVERED                                                2004             2003
                                                               -------------    -------------
Residential                                                        4,401,825        4,558,195         (3%)
Total                                                             15,520,086       14,787,976          5%

WEATHER (AVERAGE FOR SERVICE AREA):
Percentage of normal:
  Heating degree days                                                     85%             112%        (27%)


AVERAGE NUMBER OF METERED CUSTOMERS:
  Residential                                                      1,621,945        1,577,114          3%
  Commercial and Industrial                                          220,731          221,109           -
                                                               -------------    -------------
    Total                                                          1,842,676        1,798,223          2%
                                                               =============    =============



                                                                             ELECTRIC GENERATION
                                                               ----------------------------------------------
                                                                        Quarter Ended
                                                                           March 31,
                                                               ------------------------------       % Diff
                                                                    2004             2003         Fav/(Unfav)
                                                               -------------    -------------     -----------
RESULTS OF OPERATIONS:
Revenues                                                       $         439    $         359         22%
                                                               -------------    -------------
Expenses:
  Fuel                                                                   187              208         10%
  Purchased power                                                          8               12         33%
  Operation and maintenance                                              102              106          4%
  Depreciation and amortization                                           40               39         (3%)
  Taxes other than income taxes                                           12               11         (9%)
                                                               -------------    -------------
    Total                                                                349              376          7%
                                                               -------------    -------------
Operating Income (Loss)                                        $          90    $         (17)       629%
                                                               =============    =============

ELECTRIC GENERATION OPERATING DATA:
  Sales (MWH)                                                     10,720,778        9,276,344         16%
  Generation (MWH)                                                10,149,190        8,994,753         13%


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

       CenterPoint Energy, Inc. and Subsidiaries
            Results of Operations by Segment
                 (Millions of Dollars)
                      (Unaudited)


                                                                           NATURAL GAS DISTRIBUTION
                                                               ----------------------------------------------
                                                                        Quarter Ended
                                                                           March 31,
                                                               ------------------------------       % Diff
                                                                    2004             2003         Fav/(Unfav)
                                                               -------------    -------------     -----------
RESULTS OF OPERATIONS:
Revenues                                                       $       2,131    $       2,045          4%
                                                               -------------    -------------
Expenses:
  Natural gas                                                          1,790            1,694         (6%)
  Operation and maintenance                                              149              148         (1%)
  Depreciation and amortization                                           35               33         (6%)
  Taxes other than income taxes                                           40               41          2%
                                                               -------------    -------------
    Total                                                              2,014            1,916         (5%)
                                                               -------------    -------------
Operating Income                                               $         117    $         129         (9%)
                                                               =============    =============

NATURAL GAS DISTRIBUTION OPERATING DATA:
THROUGHPUT DATA IN BCF
Residential                                                               85               94        (10%)
Commercial and Industrial                                                 83               89         (7%)
Non-rate regulated Commercial and Industrial                             139              129          8%
Elimination                                                              (10)             (15)        33%
                                                               -------------    -------------
    Total Throughput                                                     297              297          -
                                                               =============    =============


WEATHER (AVERAGE FOR SERVICE AREA)
Percentage of normal:
  Heating degree days                                                     96%             106%       (10%)


AVERAGE NUMBER OF CUSTOMERS:
  Residential                                                      2,808,058        2,770,060          1%
  Commercial and Industrial                                          250,064          247,767          1%
  Non-rate regulated Commercial and Industrial                         6,190            5,219         19%
                                                               -------------    -------------
    Total                                                          3,064,312        3,023,046          1%
                                                               =============    =============


                                                                           PIPELINES AND GATHERING
                                                               ----------------------------------------------
                                                                        Quarter Ended
                                                                           March 31,
                                                               ------------------------------       % Diff
                                                                    2004             2003         Fav/(Unfav)
                                                               -------------    -------------     -----------
RESULTS OF OPERATIONS:
Revenues                                                       $         102    $         109         (6%)
                                                               -------------    -------------
Expenses:
  Natural gas                                                              9               21         57%
  Operation and maintenance                                               33               30        (10%)
  Depreciation and amortization                                           11               11          -
  Taxes other than income taxes                                            4                4          -
                                                               -------------    -------------
    Total                                                                 57               66         14%
                                                               -------------    -------------
Operating Income                                               $          45    $          43          5%
                                                               =============    =============


PIPELINES AND GATHERING OPERATING DATA:
THROUGHPUT DATA IN BCF
Natural Gas Sales                                                          2                4        (50%)
Transportation                                                           270              268          1%
Gathering                                                                 75               72          4%
Elimination                                                               (2)              (2)         -
                                                               -------------    -------------
Total Throughput                                                         345              342          1%
                                                               =============    =============


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                        Results of Operations by Segment
                              (Millions of Dollars)
                                   (Unaudited)

                                                                OTHER OPERATIONS
                                            -------------------------------------------------------
                                                       Quarter Ended                  % Diff
                                                          March 31,
                                            -------------------------------------
                                                  2004                2003           Fav/(Unfav)
                                            -------------------------------------  ----------------
RESULTS OF OPERATIONS:
Revenues                                          $  3                $  9              (67%)
Expenses                                             5                   9               44%
                                            -------------------------------------
Operating Income (Loss)                           $ (2)               $ --               --
                                            =================   =================


                        Capital Expenditures by Segment
                             (Millions of Dollars)
                                  (Unaudited)

                                                     Quarter Ended
                                                        March 31,
                                            -------------------------------------
                                                  2004                2003
                                            -------------------------------------
CAPITAL EXPENDITURES BY SEGMENT
  Electric Transmission & Distribution:          $  42               $  47
  Electric Generation                               24                  45
  Natural Gas Distribution                          37                  30
  Pipelines and Gathering                           15                  21
  Other Operations                                   5                  --
                                            -------------------------------------
Total                                            $ 123               $ 143
                                            =================   =================


    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheets
                             (Thousands of Dollars)
                                   (Unaudited)

                                                                         March 31,             December 31,
                                                                           2004                   2003
                                                                        -----------            -----------
                                     ASSETS
CURRENT ASSETS:
  Cash and cash equivalents                                             $   206,467            $   131,480
  Other current assets                                                    1,743,865              2,141,225
                                                                        -----------            -----------
      Total current assets                                                1,950,332              2,272,705
                                                                        -----------            -----------
PROPERTY, PLANT AND EQUIPMENT, NET                                       11,790,051             11,811,536
                                                                        -----------            -----------
OTHER ASSETS:
  Goodwill, net                                                           1,740,510              1,740,510
  Regulatory assets                                                       4,945,277              4,930,793
  Other non-current assets                                                  633,374                621,120
                                                                        -----------            -----------
      Total other assets                                                  7,319,161              7,292,423
                                                                        -----------            -----------
        TOTAL ASSETS                                                    $21,059,544            $21,376,664
                                                                        ===========            ===========

                      LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Current portion of transition bond long-term debt                     $    43,099            $    41,189
  Short-term borrowings and current portion of other long-term debt         122,108                184,234
  Other current liabilities                                               2,039,405              2,292,913
                                                                        -----------            -----------
      Total current liabilities                                           2,204,612              2,518,336
                                                                        -----------            -----------
OTHER LIABILITIES:
  Accumulated deferred income taxes, net and investment tax credit        3,250,063              3,222,308
  Regulatory liabilities                                                  1,331,355              1,358,030
  Other non-current liabilities                                           1,550,930              1,555,459
                                                                        -----------            -----------
      Total other liabilities                                             6,132,348              6,135,797
                                                                        -----------            -----------
LONG-TERM DEBT:
  Transition bond                                                           659,762                675,665
  Other                                                                  10,046,251             10,107,399
                                                                        -----------            -----------
      Total long-term debt                                               10,706,013             10,783,064
                                                                        -----------            -----------
MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES                              186,691                178,910

SHAREHOLDERS' EQUITY                                                      1,829,880              1,760,557
                                                                        -----------            -----------
      TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $21,059,544            $21,376,664
                                                                        ===========            ===========

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.

                    CenterPoint Energy, Inc. and Subsidiaries
                 Condensed Statements of Consolidated Cash Flows
                             (Thousands of Dollars)
                                   (Unaudited)

                                                                          Three Months Ended March 31,
                                                                         -------------------------------
                                                                           2004                  2003
                                                                         ---------             ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income attributable to common shareholders                         $  73,587             $ 168,432
  Discontinued operations, net of tax                                           --                (6,880)
                                                                         ---------             ---------
  Income from continuing operations and cumulative effect of
    accounting change                                                       73,587               161,552
  Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
      Depreciation and amortization                                        186,349               197,656
      Deferred income taxes and investment tax credit                       12,300                97,603
      Cumulative effect of accounting change, net                               --               (80,072)
      Changes in net regulatory assets and liabilities                     (54,965)             (198,022)
      Changes in other assets and liabilities                              154,413              (172,723)
      Other, net                                                            21,136                  (296)
                                                                         ---------             ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                  392,820                 5,698

NET CASH USED IN INVESTING ACTIVITIES                                     (127,598)             (146,297)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                       (190,235)              121,465

NET CASH PROVIDED BY DISCONTINUED OPERATIONS                                    --                19,322
                                                                         ---------             ---------
NET INCREASE IN CASH AND CASH EQUIVALENTS                                   74,987                   188

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                           131,480               304,281
                                                                         ---------             ---------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                               $ 206,467             $ 304,469
                                                                         =========             =========

    Reference is made to the Notes to the Consolidated Financial Statements contained in the Annual Report on Form 10-K of CenterPoint Energy, Inc.